AMENDMENT NO. 4
TO
SERVICE PLAN
(Class A Shares, Class AXShares, Class B Shares, Class BX Shares, Class C Shares, Class
CX Shares, Class R Shares and Class RX Shares)
(Reimbursement)
The Service Plan (Class A Shares, Class AX Shares, Class B Shares, Class BX Shares, Class C Shares, Class CX Shares, Class R Shares and Class RX Shares) (Reimbursement) (the “Service Plan”), effective September 24, 2012, and subsequently amended February 12, 2010, is hereby amended, effective December 19, 2011, as follows:
     WHEREAS, the Service Plan is hereby amended to (i) change the names of the following funds: Invesco Van Kampen American Franchise Fund to Invesco American Franchise Fund, Invesco Van Kampen Equity and Income Fund to Invesco Equity and Income Fund, Invesco Van Kampen Growth and Income Fund to Invesco Growth and Income Fund, Invesco Van Kampen Pennsylvania Tax Free Income Fund to Invesco Pennsylvania Tax Free Income Fund, Invesco Van Kampen Small Cap Growth Fund to Invesco Small Cap Discovery Fund, Invesco Van Kampen Leaders Fund to Invesco Leaders Fund, Invesco Van Kampen U.S. Mortgage Fund to Invesco U.S. Mortgage Fund, Invesco Van Kampen Corporate Bond Fund to Invesco Corporate Bond Fund, Invesco Van Kampen American Value Fund to Invesco American Value Fund, Invesco Van Kampen Comstock Fund to Invesco Comstock Fund, Invesco Van Kampen Mid Cap Growth Fund to Invesco Mid Cap Growth Fund, Invesco Van Kampen Small Cap Value Fund to Invesco Small Cap Value Fund, Invesco Van Kampen Value Opportunities Fund to Invesco Value Opportunities Fund, Invesco Van Kampen High Yield Municipal Fund to Invesco High Yield Municipal Fund, Invesco Van Kampen Intermediate Term Municipal Income Fund to Invesco Intermediate Term Municipal Income Fund, Invesco Van Kampen Municipal Income Fund to Invesco Municipal Income Fund and Invesco Van Kampen New York Tax Free Income Fund to Invesco New York Tax Free Income Fund, and (ii) change the names of the following share classes: Class A5 Shares to Class AX Shares, Class B5 Shares to Class BX Shares, Class C5 Shares to Class CX Shares and Class R5 Shares to Class RX Shares;
     NOW THEREFORE, Schedule 1 to the Service Plan is hereby deleted and replaced in its entirety with the following:
“SCHEDULE A
SERVICE PLAN
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Funds	Shares
Invesco American Franchise Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Equity and Income Fund	Class A Shares
Class B Shares

Funds	Shares
Class C Shares
Class R Shares

Invesco Growth and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Pennsylvania Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Small Cap Discovery Fund	Class A Shares
Class B Shares
Class C Shares
AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Funds	Shares
Invesco Balanced-Risk Retirement Now Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class AXShares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class AX Shares
Class CX Shares
Class RX Shares

Invesco Balanced-Risk Retirement 2040 Fund	Class AX Shares
Class CXShares
Class RXShares

Invesco Balanced-Risk Retirement 2050 Fund	Class AX Shares
Class CXShares
Class RX Shares

Invesco Leaders Fund	Class A Shares
Class B Shares
Class C Shares

Invesco U.S. Mortgage Fund	Class A Shares
Class B Shares
Class C Shares

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Funds	Shares
Invesco Money Market Fund	Class AX Shares
Class BX Shares
Class CX Shares

Invesco Corporate Bond Fund	Class A Shares
Class B Shares
Class C Shares
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Funds	Shares
Invesco American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Funds	Shares
Invesco High Yield Municipal Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Intermediate Term Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Funds	Shares
Invesco Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco New York Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares”

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